Exhibit 99.1

Mortgage Rates(1)

Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
5.500	6	$3,459,048.00	0.33%	576,508.00	360	762	78.81
5.625	10	7,850,589.17	0.75	785,058.92	360	750	79.72
5.750	22	12,615,154.10	1.21	573,416.10	355	753	74.29
5.875	30	18,915,413.63	1.82	630,513.79	360	740	72.66
5.999	1	560,000.00	0.05	560,000.00	360	782	80.00
6.000	68	43,629,133.17	4.19	641,604.90	360	751	71.61
6.125	111	67,572,895.12	6.49	608,764.82	359	754	73.63
6.155	4	2,087,114.19	0.20	521,778.55	360	695	88.54
6.235	1	548,500.00	0.05	548,500.00	360	693	89.92
6.250	385	250,173,424.75	24.03	649,801.10	360	751	71.63
6.375	427	273,862,816.48	26.31	641,364.91	360	748	72.50
6.385	1	495,000.00	0.05	495,000.00	360	704	87.61
6.460	1	573,750.00	0.06	573,750.00	360	683	85.00
6.500	285	174,116,364.80	16.73	610,934.61	360	747	73.23
6.610	1	526,500.00	0.05	526,500.00	360	764	90.00
6.625	128	82,187,784.31	7.90	642,092.06	360	742	74.55
6.630	1	436,050.00	0.04	436,050.00	360	761	95.00
6.750	98	58,559,018.48	5.63	597,541.00	360	740	75.32
6.860	1	582,810.00	0.06	582,810.00	360	737	90.00
6.875	40	23,231,277.79	2.23	580,781.94	360	722	77.15
7.000	13	9,164,381.14	0.88	704,952.40	360	732	75.57
7.125	6	3,067,324.00	0.29	511,220.67	360	749	77.10
7.250	5	3,127,731.94	0.30	625,546.39	360	715	78.23
7.375	5	2,893,300.00	0.28	578,660.00	360	711	76.61
7.625	1	735,000.00	0.07	735,000.00	360	728	63.64
Total	1,651	$1,040,970,381.07	100.00%
_________
(1)
The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (net of such premiums) was approximately 6.375% per annum. Without the adjustment, the weighted average on the mortgage loans was approximately 6.377% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
200,000.01 - 400,000.00	1	$206,905.64	0.02%	206,905.64	5.750	105	783	73.68
400,000.01 - 450,000.00	136	59,482,602.19	5.71	437,372.07	6.450	359	738	72.68
450,000.01 - 500,000.00	337	161,087,638.45	15.47	478,004.86	6.389	360	744	73.02
500,000.01 - 550,000.00	299	156,874,550.68	15.07	524,664.05	6.375	360	747	74.32
550,000.01 - 600,000.00	224	129,715,012.31	12.46	579,084.88	6.377	359	746	74.62
600,000.01 - 650,000.00	206	129,944,834.74	12.48	630,800.17	6.356	360	748	73.30
650,000.01 - 700,000.00	91	61,902,819.00	5.95	680,250.76	6.363	360	740	72.33
700,000.01 - 750,000.00	70	50,751,835.26	4.88	725,026.22	6.370	360	748	74.49
750,000.01 - 1,000,000.00	217	190,700,569.77	18.32	878,804.47	6.384	360	748	72.78
1,000,000.01 - 1,500,000.00	51	62,973,909.77	6.05	1,234,782.54	6.315	360	762	67.85
1,500,000.01 - 2,000,000.00	13	23,522,575.36	2.26	1,809,428.87	6.357	360	763	75.82
Above 2,000,000.00	6	13,807,127.90	1.33	2,301,187.98	6.441	360	737	69.71
Total	1,651	$1,040,970,381.07	100.00%
__________
(1) As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans was approximately $630,509.

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
660 - 679	80	$45,949,120.24	4.41%	574,364.00	6.512	360	671	78.32
680 - 699	101	57,024,774.12	5.48	564,601.72	6.404	360	690	74.71
700 - 719	238	152,591,887.23	14.66	641,142.38	6.396	360	709	73.27
720 and Above	1,232	785,404,599.48	75.45	637,503.73	6.363	360	763	72.68
Total	1,651	$1,040,970,381.07	100.00%

(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans was approximately 747.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	78	$51,679,431.37	4.96%	662,556.81	6.311	360	755	41.61
50.01 to 55.00	45	29,445,357.02	2.83	654,341.27	6.306	360	758	52.79
55.01 to 60.00	61	39,297,784.22	3.78	644,225.97	6.396	360	750	57.79
60.01 to 65.00	97	61,439,013.44	5.90	633,391.89	6.358	360	747	62.65
65.01 to 70.00	188	130,974,169.64	12.58	696,671.12	6.405	360	747	68.27
70.01 to 75.00	185	111,688,695.81	10.73	603,722.68	6.353	359	754	73.16
75.01 to 80.00	962	598,071,351.16	57.45	621,695.79	6.381	360	745	79.53
80.01 to 85.00	8	4,305,093.48	0.41	538,136.69	6.295	360	727	84.45
85.01 to 90.00	24	12,762,434.93	1.23	531,768.12	6.536	359	715	88.92
90.01 to 95.00	3	1,307,050.00	0.13	435,683.33	6.796	360	723	93.94
Total	1,651	$1,040,970,381.07	100.00%
_________
(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the mortgage loans was approximately 73.12%.
(2)	Does not take into account any secondary financing on the mortgage loans that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	69	$44,392,131.37	4.26%	643,364.22	6.303	360	754	40.97
50.01 to 55.00	40	25,806,357.02	2.48	645,158.93	6.305	360	760	52.76
55.01 to 60.00	61	39,295,804.65	3.77	644,193.52	6.380	360	755	56.30
60.01 to 65.00	89	56,206,463.44	5.40	631,533.30	6.341	360	745	62.33
65.01 to 70.00	178	124,506,398.21	11.96	699,474.15	6.417	360	747	67.82
70.01 to 75.00	172	103,349,837.81	9.93	600,871.15	6.358	359	754	72.22
75.01 to 80.00	599	379,539,319.19	36.46	633,621.57	6.359	360	748	78.92
80.01 to 85.00	60	35,812,507.10	3.44	596,875.12	6.351	360	746	78.28
85.01 to 90.00	270	166,102,078.99	15.96	615,192.89	6.398	360	744	79.96
90.01 to 95.00	57	34,219,367.66	3.29	600,339.78	6.543	360	724	80.20
95.01 to 100.00	56	31,740,115.63	3.05	566,787.78	6.450	360	725	79.79
Total	1,651	$1,040,970,381.07	100.00%
________
(1)	As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans was approximately 76.27%.
(2)	Takes into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Arizona	55	$31,474,305.83	3.02%	572,260.11	6.385	360	753	71.41
California	622	381,588,475.94	36.66	613,486.30	6.321	360	746	71.76
Colorado	56	33,076,546.76	3.18	590,652.62	6.432	360	751	74.88
Florida	66	42,851,225.17	4.12	649,260.99	6.394	360	746	69.96
Illinois	39	26,514,970.33	2.55	679,871.03	6.397	360	750	73.33
Maryland	75	49,365,517.41	4.74	658,206.90	6.459	360	739	75.21
Massachusetts	34	22,577,438.83	2.17	664,042.32	6.418	360	747	73.33
New Jersey	83	51,550,665.01	4.95	621,092.35	6.459	360	747	72.89
New York	67	40,823,832.25	3.92	609,310.93	6.424	359	752	72.92
Texas	51	35,398,682.27	3.40	694,091.81	6.351	360	741	75.77
Virginia	99	61,046,141.30	5.86	616,627.69	6.361	360	753	74.35
Washington	62	36,903,454.04	3.55	595,217.00	6.322	360	748	75.05
Other (less than 2%)	342	227,799,125.93	21.88	666,079.32	6.425	359	748	74.54
Total	1,651	$1,040,970,381.07	100.00%
_________
(1)
The Other row in the preceding table includes 35 other states and the District of Colubia with under 2% concentrations individually. As of the cut-off date, no more than approximately 0.508% of the mortgage loans were secured by mortgaged properties located in any one postal zip code area.

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Refinance (Cash-Out)	473	$276,480,105.37	26.56%	584,524.54	6.388	360	736	70.35
Purchase	795	519,695,024.59	49.92	653,704.43	6.359	360	754	76.21
Refinance (Rate/Term)	383	244,795,251.11	23.52	639,152.09	6.400	359	745	69.72
Total	1,651	$1,040,970,381.07	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
2 to 4 Family Residence	9	$5,949,960.60	0.57%	661,106.73	6.515	360	738	78.03
Cooperative	7	4,121,238.51	0.40	588,748.36	6.533	360	756	73.11
Low-Rise Condominium	80	47,035,288.33	4.52	587,941.10	6.413	360	754	74.89
Planned Unit Development	513	328,384,192.02	31.55	640,125.13	6.371	360	747	73.99
Single Family Residence	1,042	655,479,701.61	62.97	629,059.21	6.375	360	747	72.52
Total	1,651	$1,040,970,381.07	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	1,557	$980,414,874.07	94.18%	629,682.00	6.374	360	746	73.21
Secondary Residence	94	60,555,507.00	5.82	644,207.52	6.425	360	761	71.70
Total	1,651	$1,040,970,381.07	100.00%
__________
(1) Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
360	1,459	$909,141,458.77	87.34%	623,126.43	6.364	747	73.00
359	164	114,399,574.55	10.99	697,558.38	6.480	748	73.53
358	17	10,375,847.71	1.00	610,343.98	6.385	753	76.94
357	2	1,583,875.17	0.15	791,937.59	6.750	697	80.00
354	1	596,931.87	0.06	596,931.87	6.875	742	89.82
350	1	1,268,960.79	0.12	1,268,960.79	5.750	757	70.30
349	2	1,323,466.57	0.13	661,733.29	6.375	759	74.57
300	4	2,073,360.00	0.20	518,340.00	6.298	738	75.24
105	1	206,905.64	0.02	206,905.64	5.750	783	73.68
Total	1,651	$1,040,970,381.07	100.00%
____________
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans was approximately 360 months.

Interest-Only Periods at Origination

Interest-Only Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	1,057	$665,444,171.76	63.93%	629,559.29	6.343	360	748	72.56
120	594	375,526,209.31	36.07	632,199.01	6.436	360	746	74.12
Total	1,651	$1,040,970,381.07	100.00%

Prepayment Charge Periods at Origination

Prepayment Charge Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	1,633	$1,028,090,732.40	98.76%	629,571.79	6.377	360	747	73.12
12	1	634,578.10	0.06	634,578.10	5.750	359	751	73.52
15	1	699,850.00	0.07	699,850.00	7.000	360	721	69.99
36	1	998,141.68	0.10	998,141.68	6.375	358	785	76.34
60	15	10,547,078.89	1.01	703,138.59	6.379	360	739	73.38
Total	1,651	$1,040,970,381.07	100.00%